UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 10, 2025

CAPITAL CITY BANK GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida

0-13358

59-2273542
(State of Incorporation)

(Commission File Number)

(IRS Employer Identification No.)
217 North Monroe Street
,
Tallahassee
,
Florida

32301
(Address of principal executive offices

(Zip Code)

Registrant's telephone number, including

area code: (
850
)
402-7821

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.

below):

☐

Written communications pursuant to Rule 425

under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class Trading Symbol(s) Name of each exchange on which registered
Common Stock, Par value $0.01
CCBG
Nasdaq Stock Market
, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of

1934 (§240.12b-2 of this chapter).

Emerging growth company

☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards pursuant to Section 13(a) of The Exchange Act.

☐

CAPITAL CITY BANK

GROUP,

INC.

FORM 8- K
CURRENT REPORT

Item 7.01

Regulation FD Disclosure

Capital City Bank Group, Inc. posted to its internet website (www.ccbg.com)

a fourth quarter 2024

Investor Presentation.

A copy of the presentation materials is being furnished as Exhibit 99.1 to this report, substantially in the form intended to be used.
Exhibit 99.1 is incorporated by reference under this Item 7.01.

In accordance with general instruction B.2 of Current Report on Form 8-K,

this information (including Exhibit 99.1) is furnished and
shall not be deemed filed for purposes of Section 18 of the Securities Exchange

Act of 1934.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

The exhibits listed in the exhibit index are furnished pursuant to Regulation FD as part of this Current
Report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act
of 1934.

Item No.

Description of Exhibit

99.1

Copy of fourth quarter 2024 Investor Presentation for Capital City Bank Group,

Inc.
104

Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has

duly caused this report to be signed
on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK

GROUP,

INC.

Date:

February 10, 2025
By:

/s/ Jeptha E. Larkin

Jeptha E. Larkin,

Executive Vice President

and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

Description

99.1

Investor Presentation for fourth quarter 2024.
104

Cover Page Interactive Data File (embedded within the Inline XBRL document)